The PNC Financial Services Group, Inc. Third Quarter 2014 Earnings Conference Call October 15, 2014 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our 2014 Form 10-Qs, including in the Risk Factors and Risk
Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in
those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at
www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of total net interest income (purchase accounting accretion and the remainder, which we refer to as core net interest income), on the impact of purchase accounting accretion on net interest margin
(core net interest margin being net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by period-end common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at
www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-
earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only.
These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations,” which may include materials from investor presentations or in our annual, quarterly or current reports.

3Q14 Highlights
–
Revenue growth driven by higher noninterest income
–
Fee income growth outpaced the decline in NII
–
Well-managed expenses; Completed actions to achieve full year CIP
(1)
target ahead
of schedule
–
Overall credit quality improvement
–
Fee income grew 4% linked quarter
(2)
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio increased to
10.1%
(3)
–
Capital actions
3Q14 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.0 billion $1.79 1.25%
Successfully managed a challenging revenue environment
Continued progress on strategic priorities
Strong Basel III capital position
(1) CIP refers to PNC’s Continuous Improvement Program. (2) See Reconcilement section of the Appendix. (3) Estimated as of September 30, 2014. We previously referred to  Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. Calculated on a pro forma basis without the benefit of the Basel
III phase-in provisions. For 3Q14, the resulting fully phased-in Basel III common equity Tier 1 capital ratio was calculated based on standardized approach RWAs and rules. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios and related information in the Appendix for further details.
Repurchased 4.2 million common shares in 3Q14

Capital Improvement Continued
Average securities declined by
$1.9 billion
Average loans increased $.6 billion
Spot loan balances essentially flat
Spot deposits at Federal Reserve
Bank increased $9.4 billion
Average deposits grew $3.9 billion
Highlights
% change from:
Category (billions) Sept. 30,
2014
June 30,
2014
Sept. 30,
2013
Investment securities $54.4 (3%) (4%)
Total commercial lending $123.1 1% 8%
Total consumer lending 76.7 0% (1%)
Total loans $199.8 0% 5%
Interest-earning deposits with banks $22.1 51% 378%
Total assets $329.4 2% 9%
Transaction deposits $190.1 2% 7%
Total deposits $223.8 2% 6%
Total equity $45.7 1% 9%
Capital ratios:
(1,5)
Sept. 30,
2014
June 30,
2014
Sept. 30,
2013
Transitional Basel III common equity
Tier 1
(2,3)
11.1% 11.0% N/A
Pro forma Fully Phased-In Basel III
common equity Tier 1
(3,4)
10.1% 10.0% 8.7%
Tangible book value per common share
(TBV)
(6)
$59.24 $58.22 $52.17
Book value per common share
$76.71 $75.62 $69.75
Avg. Balances – Three months ended
Linked quarter:
Prior Year Quarter:
Average loans grew 5%
Average deposits increased 6%
TBV grew 14%
(6)
– Total Commercial grew $.9 billion
– Total Consumer declined $.3
billion
– Transaction deposits grew $4.3
billion
(1) September 30, 2014 ratios estimated. (2) Calculated using the regulatory capital methodology applicable to PNC during 2014. See Note A in the Appendix for further details.
(3) We previously referred to Basel III common equity Tier 1 capital ratio as the Basel III Tier 1 common capital ratio. (4) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For both 3Q14 and 2Q14, the resulting pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. Advanced approaches RWAs and rules were utilized for 3Q13. (5) See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common
Equity Tier 1 Capital Ratios and related information in the Appendix for further details. (6) See Appendix for additional information related to TBV.

Solid Profitability and Returns
Highlights
Revenue grew 1%
Pretax pre-provision earnings
largely reflect noninterest income
growth of 3% and modest expense
growth
Credit costs declined
Prior Year Quarter:
Solid profitability mostly related to
reduced credit costs and expense in
addition to growth in noninterest
income of 3% offset by NII decline
Linked quarter:
YTD:
Maintained similar profitability due
to lower credit costs and expenses
partially offset by purchase
accounting accretion decline
$ change from:
(millions)
3Q14 2Q14 3Q13
Net interest income
$2,104 ($25) ($130)
Noninterest income
1,737 56 51
Total revenue
$3,841 $31 ($79)
Noninterest expense
(1)
$2,357 $29 ($37)
Pretax pre-provision
earnings
(2,5)
$1,484 $2 ($42)
Provision
55 (17) (82)
Pretax earnings
(3)
$1,429 $19 $40
Net income
$1,038 ($14) $10
Net income attributable to
diluted common shares
$959 ($36) $12
3Q14 2Q14 3Q13
Returns
ROAA
(4)
1.25% 1.31% 1.34%
ROACE
(4)
9.52% 10.12% 10.40%
(1) Prior period amounts have been updated to reflect first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits. (2),(3),(4) See Notes B, C and D, respectively, in the Appendix for additional details. (5) See Reconcilement section of the Appendix.

Average interest-earning assets
grew 2%
NII declined 1%
NII impacted by lower Core NII
(4)
PAA declined
Net Interest Income and NIM Declined
Core NII
(1)
$1,957 ($25) ($78)
Plus purchase accounting
accretion (PAA)
147 - (52)
Total NII $2,104 ($25) ($130)
3Q14 2Q14 3Q13
Margins
Net interest margin (NIM)
2.98% 3.12% 3.47%
Core NIM
(2)
2.78% 2.92% 3.17%
Highlights
Linked quarter:
Prior year quarter:
$ change from:
(billions)
3Q14 2Q14 3Q13
Average interest-earning assets
$285.0 $6.6 $25.3
(millions)
YTD:
– Core NII impacted by lower
earning asset yields and
securities balances
– Higher liquidity position
Core NII
(1)
reflects the commercial
facility fees classification change
(3)
in addition to linked quarter factors
above
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See also Note E in the Appendix. (2) Core NIM is net interest margin (NIM) less (annualized PAA/average interest-earning assets). See Reconcilement in Appendix. (3) Change in classification to noninterest income beginning 2Q14 of certain commercial facility fees reported in net interest income in prior periods. (4) See Reconcilement section of Appendix.

Fee income increased 5%
(2)
Noninterest income growth of 3%
was primarily driven by overall
strong fee income growth of 4%
(2)
from our diversified businesses
Residential mortgage decline largely
related to lower loan sales revenue
Noninterest income grew 3%
Fee income increased 9%
(2)
Strong Fee Income Growth
Highlights
Linked quarter:
Prior Year Quarter:
$ change from:
(millions)
3Q14 2Q14 3Q13
Asset management
(1)
$411 $49 $81
Consumer services
320 (3) 4
Corporate services
374 31 68
Residential mortgage
140 (42) (59)
Service charges on deposits
179 23 23
Fee income
$1,424 $58 $117
Other noninterest income
256 (5) (38)
Gain on VISA sales
57 3 (28)
Total other noninterest
income
(2,3)
$313 ($2) ($66)
Total noninterest income
$1,737 $56 $51
3Q14 2Q14 3Q13
Noninterest income to total
revenue
45% 44% 43%
YTD:
(1) Asset management includes the Asset Management Group (AMG) and BlackRock. (2) See Reconcilement section of the Appendix.
(3) Total other noninterest income includes the categories other income (including VISA gains), net gains (losses) on sales of securities and net-other-than-temporary impairments.

Disciplined Expense Management While Investing for
Growth
Completed actions to achieve full
year 2014 CIP
(2)
target of $500
million ahead of schedule
Noninterest expense in line with
lower-end of guidance
Highlights
Linked quarter:
Prior Year Quarter:
Noninterest expense decline of 2%
reflects continued expense
management
$ change from:
(millions)
3Q14 2Q14 3Q13
Personnel $1,189 $17 $8
Occupancy
200 1 (5)
Equipment
220 16 26
Marketing
66 (2) (2)
Other
682 (3) (64)
Total noninterest expense
$2,357 $29 ($37)
3Q14 2Q14 3Q13
Efficiency ratio
(1,3)
61% 61% 61%
YTD:
Noninterest expense declined 3%
– Personnel higher due to increased
variable compensation costs
largely related to business activity
– Equipment increase mostly
related to technology and
business infrastructure
(1) See Note F in the Appendix. (2) CIP refers to PNC’s Continuous Improvement Program. (3) As required on adoption of Accounting
Standards Update 2014-01, 2013 periods have been updated for adoption of ASU 2014-01. This includes a reduction in noninterest expense for 2013 periods. The efficiency ratio for the 2013 period listed above has been updated to reflect the adoption of this ASU.

3Q14 2Q14 3Q13 2Q14 3Q13
Nonperforming
loans
(1,2)
$2,612 $2,801 $3,206 (7%) (19%)
Total Past
Due
(1,3)
$2,006 $2,098 $2,669 (4%) (25%)
Net charge-offs $82 $145 $224 (43%) (63%)
Provision $55 $72 $137 (24%) (60%)
3Q14 2Q14 3Q13
Loan loss
reserves to total
loans
(4)
1.70% 1.72% 1.91%
Overall Credit Quality Continued to Improve
Highlights
(millions)
Continued credit quality
improvement
Maintained appropriate
reserves
% change from:
Linked quarter:
–
Overall delinquencies
declined 4%
–
Net charge-offs
declined and were
.16% of average
loans (5)
–
Provision for credit
losses declined
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale. (2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled
$1.5 billion in 3Q14. (4) See Note G in the Appendix for additional details. (5) Net charge-offs to average loans (for 3Q14) (annualized).

Outlook
(1)
– 4Q14 vs. 3Q14
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. (2) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.
Balance sheet
Income
statement
Loans
Net interest income
Fee income
(2)
Noninterest expense
Loan loss provision
Modest growth
Down modestly
Stable
Up low single digits
$25-$75 million

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
Changes in interest rates and valuations in debt, equity and other financial markets.
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
Slowing or reversal of the current U.S. economic expansion.
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.0 percent in the second half of 2014 and that short-term interest rates will remain very low and bond yields will rise only slowly in the latter half of 2014. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions
(such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank
Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape
Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2013 Form 10-K and our 2014 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(G) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(E) PNC believes that core net interest income, a non-GAAP measure, is useful in evaluating components of net interest income.
(A) Transitional Basel III common equity Tier 1 capital ratio is common equity Tier 1 capital (using the definitions of, and deductions from, capital under Basel III, as such definitions and deductions are phased-in for 2014) divided by period-end Basel I risk-
weighted assets with 2014 transition adjustments as defined by the Basel III rules.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. capital rules issued in July 2013, as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches, PNC’s regulatory risk-based capital ratios during 2014 are based on the definitions of, and deductions from, capital under Basel
III (as such definitions and deductions are phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the Basel III rules). We refer to the capital ratios calculated using these
Basel III phased-in provisions and Basel I risk-weighted assets as the Transitional Basel III ratios. These capital ratios became effective for PNC on January 1, 2014.
We provide information on the next slide regarding PNC’s estimated Transitional Basel III common equity Tier 1 ratio and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. We previously referred to the Basel III common equity Tier 1 ratio as the Basel III Tier 1 common ratio. In addition, on the next slide we provide information regarding PNC’s Basel I Tier 1 common capital ratio during 2013, which  was applicable to PNC through 2013 under the U.S.
regulatory capital rules.
Common equity Tier 1 capital as defined under the Basel III rules adopted by the U.S. banking agencies differs materially from Basel I Tier 1 common capital. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed
10%, or in the aggregate exceed 15%, of the institution’s adjusted common equity Tier 1 capital.
Also, Basel I regulatory capital excludes accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
Appendix
  Transitional Basel III   Pro forma Fully Phased-In Basel III
Dollars in millions
September 30, 2014 June 30, 2014 September 30, 2014 June 30, 2014 September 30, 2013(a)
Common stock, related surplus, and retained earnings, net of treasury stock
$39,809 $39,380 $39,809 $39,380 $37,143
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (8,914)                        (8,923)              (9,233)                        (9,262)             (9,350)
Basel III total threshold deductions (214)                           (216)                (1,070)                        (1,075)             (2,011)
Accumulated other comprehensive income (b) 100 115 501 576 (231)
All other adjustments (c) (30) (5) (98) (74) (302)
Estimated Basel III Common equity Tier 1 capital 30,751 $                     30,351 $          29,909 $                     29,545 $         25,249 $
Estimated Basel I risk-weighted assets calculated in accordance with transition rules for 2014 (d)
276,525 $                   277,126 $         N/A N/A N/A
Estimated Basel III standardized approach risk-weighted assets (e) N/A N/A 295,945 $                   295,217 $        N/A
Estimated Basel III advanced approaches risk-weighted assets (f) N/A N/A 287,888 $                   290,063 $        289,063 $
Estimated Basel III Common equity Tier 1 capital ratio
11.1% 11.0% 10.1% 10.0% 8.7%
Risk-weight and associated rules utilized
Basel I (with 2014
transition
adjustments)
Basel I (with
2014 transition
adjustments)
Standardized Standardized Advanced
(a) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.
(b) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(c) Includes adjustments as required based on whether the standardized approach or advanced approaches are utilized.
(d) Includes credit and market risk-weighted assets.
(e) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(f) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.
2013 Basel I Tier 1 Common Capital Ratios (a) (b)
Dollars in millions
Dec. 31, 2013 Sept. 30, 2013
Basel I Tier 1 common capital $28,484 $27,540
Basel I risk-weighted assets 272,169                      266,698
Basel I Tier 1 common capital ratio 10.5% 10.3%
(a) Effective January 1, 2014, the Basel I Tier 1 common capital ratio no longer applies to PNC (except for stress testing purposes). Our 2013
Form 10-K included additional information regarding our Basel I capital ratios.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
(b) Amounts have not been updated to reflect the first quarter 2014 adoption of ASU 2014-01 related to investments in low income housing tax credits.

Tangible Book Value per Common Share
Appendix
%Change
Tangible Book Value per Common Share Ratio
9/30/14 vs.
6/30/14
9/30/14 vs.
9/30/13
Dollars in millions, except per share data September 30, 2014 June 30, 2014 September 30, 2013
Book value per common share (a) 76.71 $                           75.62 $                  69.75 $                     1% 10%
Tangible book value per common share
Common shareholders' equity (a) 40,536 $                         40,261 $                37,103 $
Goodwill and Other Intangible Assets (b) (9,559)                            (9,590)                    (9,690)
Deferred tax liabilities on Goodwill and Other Intangible Assets (b) 325                                327                        340
Tangible common shareholders' equity 31,302 $                         30,998 $                27,753 $
Period-end common shares outstanding (in millions) 528                                532                        532
Tangible book value per common share (Non-GAAP)
59.24 $                           58.22 $                  52.17 $
2% 14%
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Amounts for the 2013 period have been updated to reflect the first quarter 2014 adoption of Accounting Standards Update (ASU) 2014-01 related to investments in low income housing tax credits.
(b) Excludes the impact from mortgage servicing rights of $1.5 billion at both September 30, 2014 and June 30, 2014 and $1.6 billion at
September 30, 2013.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Sept. 30, 2014 June 30, 2014 Sept. 30, 2013
Net interest margin, as reported 2.98% 3.12% 3.47%
Purchase accounting accretion (1) $147 $147 $199
Purchase accounting accretion, if annualized $583 $590 $790
Avg. interest earning assets $284,951 $278,369 $259,606
Annualized purchase accounting accretion/Avg. interest-earning assets 0.20% 0.20% 0.30%
Core net interest margin (2) 2.78% 2.92% 3.17%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
$ in millions
Sept. 30,
2014
June 30,
2014
Sept. 30,
2013
Sept. 30,
2014
Sept. 30,
2013
Net Interest Income
Core net interest income (a) $1,957 $1,982 $2,035 $5,971 $6,229
Total purchase accounting accretion (a)
Scheduled accretion net of contractual interest 116 112 173 362 565
Excess cash recoveries 31 35 26 95 87
Total purchase accounting accretion 147 147 199 457 652
Total net interest income $2,104 $2,129 $2,234 $6,428 $6,881
For the three months ended For the nine months ended
(a) We believe that core net interest income, a non-GAAP measure, and purchase accounting accretion are useful in evaluating the components of total net interest income.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended For the nine months ended
$ in millions
September 30, 2014 June 30, 2014 % change September 30, 2013 % change September 30, 2014 September 30, 2013 % change
   Net interest income $2,104 $2,129 -1% $2,234 -6% $6,428 $6,881 -7%
   Noninterest income $1,737 $1,681 3% $1,686 3% $5,000 $5,058 -1%
Total revenue $3,841 $3,810 1% $3,920 -2% $11,428 $11,939 -4%
Noninterest expense ($2,357) ($2,328) 1% ($2,394) -2% ($6,949) ($7,167) -3%
Pretax pre-provision earnings (1) $1,484 $1,482 0% $1,526 -3% $4,479 $4,772 -6%
Net income $1,038 $1,052 -1% $1,028 1% $3,150 $3,138 0%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the three months ended For the nine months ended
$ in millions
September 30, 2014 June 30, 2014 % change September 30, 2013 % change
September 30, 2014 September 30, 2013
% change
Asset management $411 $362 $330 $1,137 $978
Consumer services $320 $323 $316 $933 $926
Corporate services $374 $343 $306 $1,018 $909
Residential mortgage $140 $182 $199 $483 $600
Service charges on deposits $179 $156 $156 $482 $439
Total fee income $1,424 $1,366 4% $1,307 9% $4,053 $3,852 5%
Net gains (losses) on sales of securities $0 ($6) $21 4 $        96 $
Net other-than-temporary impairments ($1) ($1) ($2) (4) $       (16) $
Other $314 $322 $360 $947 $1,126
   Total noninterest income, as reported $1,737 $1,681 3% $1,686 3% $5,000 $5,058 -1%

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
September 30, 2014 June 30, 2014 % change September 30, 2013 % change
Asset management $411 $362 $330
Consumer services $320 $323 $316
Corporate services $374 $343 $306
Residential mortgage $140 $182 $199
Service charges on deposits $179 $156 $156
Total fee income $1,424 $1,366 $1,307
Net gains (losses) on sales of securities $0 ($6) $21
Net other-than-temporary impairments ($1) ($1) ($2)
Other $314 $322 $360
   Total noninterest income, as reported $1,737 $1,681 3% $1,686 3%
Corporate services $374 $343 9% $306 22%
Less commercial facility fees in corporate services ($32) ($31)
impacted by classification change (1)
$342 $312 10% $306 12%
      facility fees classification change
(1) Certain commercial facility fees reported in net interest income in prior periods are classified as noninterest income beginning in 2Q14.
   Corporate services, adjusted for commercial